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SCHEDULE TO EXHIBIT 10.11

Indemnification Agreements with Directors and Executive Officers

Name	Date of Agreement
Directors:
David H. Batchelder	January 25, 2002
Michael R. D'Appolonia	March 25, 2002
William J. Flanagan	April 19, 2002
C. Scott Greer	March 25, 2002
Stephen G. Hanks	January 25, 2002
William H. Mallender	March 25, 2002
Michael P. Monaco	March 25, 2002
Cordell Reed	March 25, 2002
Dennis R. Washington	January 25, 2002
Bettina M. Whyte	March 25, 2002
Dennis K. Williams	March 25, 2002
Officers:
Reed N. Brimhall	January 25, 2002
Ralph R. DiSibio	January 25, 2002
Frank S. Finlayson	January 25, 2002
Stephen M. Johnson	January 25, 2002
George H. Juetten	January 25, 2002
Larry L. Myers	January 25, 2002
Charles R. Oliver	January 25, 2002
Richard D. Parry	January 25, 2002
Ambrose L. Schwallie	January 25, 2002
Cynthia M. Stinger	January 25, 2002
Guy M. Stricklin	January 25, 2002
Craig G. Taylor	January 25, 2002
Greg P. Therrien	January 25, 2002
G. Bretnell Williams	January 25, 2002
Thomas H. Zarges	January 25, 2002

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  SCHEDULE TO EXHIBIT 10.11